UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2019

RLI Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-09463	37-0889946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9025 North Lindbergh Drive, Peoria, IL	61615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 par value	RLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is filed as an amendment (“Form 8-K/A”) to the Current Report on Form 8-K filed by RLI Corp. (the “Company”) on August 21, 2019, in which the Company reported that Deloitte & Touche LLP (“Deloitte”) had been engaged as the new independent registered public accounting firm of the Company for fiscal year 2020, and that KPMG LLP (“KPMG”), would continue as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, until the issuance by KPMG of their audit reports in connection with the issuance of the Company’s financial statements for the year ended December 31, 2019 included in the filing of the Company’s Annual Report on Form 10-K for such period (the “2019 Annual Report”). This Form 8-K/A is being filed to disclose the date on which KPMG issued their audit reports included in the 2019 Annual Report and, therefore, to confirm the effective date of their dismissal.

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Company filed its 2019 Annual Report on February 21, 2020, which included KPMG’s audit reports. Effective with the issuance of its audit reports included in the 2019 Annual Report, KPMG was dismissed as the independent registered public accounting firm of the Company.

KPMG’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except as follows:

KPMG's report on the Company’s consolidated financial statements for the fiscal years ended December 31, 2019 and 2018 contained a separate paragraph stating that “As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for equity investments with the adoption of ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, on January 1, 2018.”

During the fiscal years ended December 31, 2019 and December 31, 2018, and through the subsequent interim period ended February 21, 2020, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG would have caused KPMG to make reference thereto in its reports on the consolidated financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided KPMG with a copy of this Form 8-K/A and requested that KPMG provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the above disclosures. A copy of KPMG’s letter, dated February 25, 2020, is attached as Exhibit 16.1 to this Form 8-K/A. .

During the fiscal years ended December 31, 2019 and December 31, 2018 and through the subsequent interim period as of February 21, 2020, neither the Company, nor any party on behalf of the Company, consulted with Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by Deloitte that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated February 25, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
110

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLI CORP.

Date: February 25, 2020	By:	/s/ Jeffrey D. Fick
Jeffrey D. Fick
Sr. Vice President, Chief Legal Officer & Corporate Secretary